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                                                             Exhibit 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Excelsior Venture Investors III, LLC, a Delaware limited liability company (the "Company"), does hereby certify, to such officer's knowledge, that:

The report on Form N-CSR for the period ended April 30, 2003 of the Company (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 30, 2003                       /s/ David I. Fann
                                            ------------------
                                            David I. Fann
                                            Co-Chief Executive Officer
                                            (Principal Executive Officer)

Dated:  June 30, 2003                       /s/ Douglas A. Lindgren
                                            -----------------------
                                            Douglas A. Lindgren
                                            Co-Chief Executive Officer
                                            (Principal Executive Officer)

Dated:  June 30, 2003                       /s/ Robert F. Aufenanger
                                            ------------------------
                                            Robert F. Aufenanger
                                            Treasurer
                                            (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.